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                                SUPPLEMENT NO. 1

                               DATED JUNE 5, 2000

                    TO THE PROSPECTUS DATED FEBRUARY 1, 2000
                  FOR THE TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

WE ARE ADDING A GAMBLING SCREEN TO THE TIAA-CREF INSTITUTIONAL SOCIAL CHOICE EQUITY FUND. THEREFORE THE SOCIAL CHOICE SCREENS ON PAGE 16 OF THE PROSPECTUS ARE REVISED TO READ AS FOLLOWS:

Currently, the Fund invests only in companies that do not:

- have a significant portion of their business in weapons manufacturing;

- produce and market alcoholic beverages or tobacco products;

- have a significant portion of their business in gaming or gambling operations;

- engage in activities that result or are likely to result in significant damage to the natural environment;

- produce nuclear energy; or

- have operations in Northern Ireland and have not adopted the MacBride Principles (a fair employment code for U.S. firms operating in Northern Ireland) or have not operated consistently with such principles and in compliance with the Fair Employment Act of 1989 (Northern Ireland).

                                     * * *

WE ARE ALSO INSTITUTING A TEAM MANAGEMENT APPROACH WHEN MAKING INVESTMENT DECISIONS FOR EACH OF THE INSTITUTIONAL FUNDS. THEREFORE THE TEXT ON PAGE 28 OF THE PROSPECTUS UNDER "FUND MANAGERS" IS REVISED TO READ AS FOLLOWS:

TEAM MANAGEMENT
Each Fund is managed by a team of fund managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund's investments.